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                                                                         EX-23.2

                           CONSENT OF BDO SEIDMAN, LLP

                                                                EXHIBIT 23.2

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

VitalWorks Inc.
Ridgefield, Connecticut


      We hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 23, 2002 (except for Note H, which is as of March 11, 2002) relating to the consolidated financial statements and schedule of VitalWorks Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ BDO Seidman, LLP
New York, New York

July 17, 2002